PROSPECTUS & APPLICATION

FRANKLIN
VALUE
FUND

ADVISOR CLASS

INVESTMENT STRATEGY
GROWTH &INCOME

ADVISOR

--------------------------------------------------------------------------------
JANUARY 1, 1997

FRANKLIN VALUE INVESTORS TRUST

This prospectus describes the Advisor Class shares of Franklin Value Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund's Advisor Class SAI, dated January 1, 1997, as may be amended from time to time, includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.

Advisor Class shares are only available for purchase by certain persons, including, among others, certain financial institutions (such as banks, trust companies, savings institutions and credit unions); government and tax-exempt entities; pension, profit sharing and employee benefit plans; certain qualified groups, including family trusts, endowments, foundations and corporations; Franklin Templeton Fund Allocator Series; and directors, trustees, officers and full-time employees (and their family members) of Franklin Templeton Group and the Franklin Templeton Group of Funds. See "About Your Account."

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.



FRANKLIN VALUE FUND

FRANKLIN
VALUE
FUND -
ADVISOR CLASS
--------------------------------------------------------------------------------


JANUARY 1, 1997

WHEN READING THIS PROSPECTUS, YOU WILL SEE CERTAIN TERMS BEGINNING WITH CAPITAL LETTERS. THIS MEANS THE TERM IS EXPLAINED IN OUR GLOSSARY SECTION.


TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary ............................................     2

How does the Fund Invest its Assets?........................     3

What are the Fund's Potential Risks?........................     9

Who Manages the Fund?.......................................     15

How does the Fund Measure Performance?......................     17

How is the Trust Organized?.................................     17

How Taxation Affects You and the Fund.......................     18


ABOUT YOUR ACCOUNT

How Do I Buy Shares? .......................................     19

May I Exchange Shares for Shares of Another Fund?...........     22

How Do I Sell Shares? ......................................     24

What Distributions Might I Receive from the Fund?...........     25

Transaction Procedures and Special Requirements.............     26

Services to Help You Manage Your Account....................     30


GLOSSARY

Useful Terms and Definitions................................     33


APPENDIX

Description of Ratings......................................     35



777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN


Franklin Value Fund


ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the Fund. Because Advisor Class shares were not offered to the public before January 1, 1997, the table is based on the historical expenses of the Class I shares of the Fund for the period March 11, 1996, to June 30, 1996+. Your actual expenses may vary.


A.    SHAREHOLDER TRANSACTION EXPENSES++

  Maximum Sales Charge Imposed on Purchases      None


B.ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

  Management Fees                                0.75%*

  Rule 12b-1 Fees                                None

  Other Expenses                                 0.51%

--------------------------------------------------------------------------------
  Total Fund Operating Expenses                  1.26%*
--------------------------------------------------------------------------------


C.    Example

  Assume the annual return for Advisor Class shares is 5% and operating expenses are as described above. For each $1,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.

 1 YEAR    3 YEARS
--------------------

   $13       $40

  THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or the dividends paid on Advisor Class shares and are not directly charged to your account.

  +Unlike Advisor Class shares, the Class I shares of the Fund have a front-end sales charge and Rule 12b-1 fees. ++If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for these services.
  *Advisory Services has agreed in advance to limit its management fees and make certain payments to reduce the Fund's expenses. With this reduction, contractual and expected management fees would be 0.49%.

HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE
The investment objective of the Fund is to seek long-term total return. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.


TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST
The Fund seeks to achieve its objective by investing at least 65% of its assets in the securities of companies that Advisory Services believes are undervalued. The securities the Fund may invest in include common and preferred stocks, warrants, secured and unsecured bonds, and notes. Income is a secondary consideration of the Fund, although it is not part of the Fund's investment objective.

The Fund invests at least 65% of its assets in companies of various sizes that Advisory Services believes are selling substantially below the underlying value of their assets or their private market value. Private market value is what a sophisticated investor would pay for the entire company. Advisory Services may take into account a variety of factors in order to determine whether to buy or hold securities, including: low price to earnings ratio relative to the market, industry group or earnings growth; low price relative to book value or cash flow; valuable franchises, patents, trademarks, trade names, distribution channels or market share for particular products or services, tax loss carryforwards, or other intangibles that may not be reflected in stock prices; ownership of understated or underutilized tangible assets such as land, timber or minerals; underutilized cash or investment assets; and unusually high current income. These criteria and others, alone and in combination, may identify companies that are attractive to financial or strategic acquirers (i.e. takeover candidates). Purchases may include companies in cyclical businesses, turnarounds and companies emerging from bankruptcy. Purchase decisions may also be influenced by company and its insiders' stock buy-backs.

In anticipation of and during temporary defensive periods or when the type of investments in which the Fund intends to invest are not available at prices that Advisory Services believes are attractive, the Fund may invest up to 100% of its total assets in: (1) securities of the U.S. government and certain of its agencies or instrumentalities that mature in one year or less from the date of purchase, including U.S. Treasury bills, notes and bonds, and securities of the Government National Mortgage Association, the Federal Housing Administration and other agency or instrumentality issues or guarantees that are supported by the full faith and credit of the U.S. government; (2) obligations issued or guaranteed by other U.S. government agencies or instrumentalities, some of which are supported by the right of the issuer to borrow from the U.S. government (e.g., obligations of the Federal Home Loan Banks) and some of which are backed by the credit of the issuer itself (e.g., obligations of the Student Loan Marketing Association); (3) bank obligations, including negotiable and non-negotiable CDs (subject to the 10% aggregate limit on the Fund's investment in illiquid securities), letters of credit and bankers' acceptances, or instruments secured by these types of obligations, issued by banks and savings institutions that are subject to regulation by the U.S. government, its agencies or instrumentalities and that have assets of over $1 billion, unless these types of obligations are guaranteed by a parent bank that has total assets in excess of $5 billion; (4) commercial paper considered by Advisory Services to be of high quality, which must be rated within the two highest rating categories by S&P or Moody's or, if unrated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and (5) corporate obligations including, but not limited to, corporate notes, bonds and debentures considered by Advisory Services to be high grade or that are rated within the two highest rating categories by S&P or Moody's. Please see "Appendix" for a discussion of ratings.

Whether investing for value or for other reasons, Advisory Services may buy any of the types of securities described below and in the SAI. The Fund currently intends to invest primarily in domestic securities, but it may also invest its assets in foreign securities.

COMMON AND PREFERRED CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock. The Fund may also invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), and in synthetic convertible securities.

FOREIGN SECURITIES. The Fund may invest in foreign securities if these investments are consistent with the Fund's investment objective. The Fund may buy sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"). ADRs are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank. GDRs and EDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. The Fund may also buy the securities of foreign issuers directly in foreign markets, and may buy the securities of issuers in developing nations. Please see "What are the Fund's Potential Risks? - Foreign Securities" in this Prospectus.

OPTIONS. The Fund may write (sell) call options on securities that are listed on a national securities exchange or traded over-the-counter ("OTC") and buy listed and OTC call and put options on securities and securities indices. The Fund may write a call option only if the option is "covered," which means so long as the Fund is obligated as the writer of a call option, it will either own (i) the underlying security subject to the call or (ii) a call on the same security where the exercise price of the call held is equal to or less than the exercise price of the call written. The Fund will not invest in any stock options or stock index options, other than for hedging or in covered positions, if the option premiums paid on its open positions exceed 5% of the value of the Fund's total assets. The Fund may enter into closing purchase transactions with respect to its open option positions.

An option on a security is a contract that allows the buyer of the option, in return for the premium paid, the right to buy a specified security (call option) or to sell a specified security (put option) from or to the writer of the option at a designated price during the term of the option. Options on securities indices are similar to options on securities except that, rather than the right to buy or sell particular securities at a specified price, options on a securities index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (for calls, or less than, for puts) the exercise price of the option. The Fund may also engage in spread and straddle transactions, although it intends to limit these transactions to no more than 5% of the Fund's net assets. Please see "What are the Fund's Potential Risks?" below for more information about options.

FUTURES. The Fund may enter into (i) contracts for the purchase or sale for future delivery of securities, (ii) contracts based on securities indices and
(iii) options on these contracts. At the present time, the Fund intends to limit these investments to no more than 5% of its net assets.

Options, futures and options on futures are generally considered "derivative securities." The Fund's investment in options, futures and options on futures will be for portfolio hedging or other appropriate risk management purposes in an effort to stabilize principal fluctuations to achieve the Fund's investment objective and not for speculation.

STRUCTURED NOTES. The Fund may invest in structured notes. Structured notes entitle their holders to receive some portion of the principal or interest payments that would be due on traditional debt obligations. A zero coupon bond, which is the right to receive only the principal portion of a debt security, is a simple form of structured note. A structured note's performance or value may be linked to a change in return, interest rate, or value at maturity of the change in an identified or "linked" equity security, currency, interest rate, index or other financial indicator. The holder's right to receive principal or interest payments on a structured note may also vary in timing or amount, depending on changes in certain rates of interest or other external events.

LOAN PARTICIPATIONS. Through a loan participation, the Fund can buy from a lender a portion of a larger loan that it has made to a borrower. By buying loan participations, the Fund may be able to acquire interests in loans from financially strong borrowers that the Fund could not otherwise acquire. These instruments are typically interests in floating or variable rate senior loans to U.S. corporations, partnerships, and other entities. Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. While loan participations generally trade at par value, if the borrowers have credit problems, some may sell at discounts. To the extent the borrower's credit problems are resolved, the loan participations may then appreciate in value. These loan participations, however, carry substantially the same risk as that for defaulted debt obligations and may cause loss of the entire investment. Most loan participations are illiquid and therefore will be included in the Fund's limitation on illiquid investments.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Fund may invest in mortgage-backed securities, including collateralized mortgage obligations, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. In addition, the Fund may buy asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. These securities are generally issued by trusts and special purpose corporations. Please see "What are the Fund's Potential Risks? - Mortgage-Backed and Asset-Backed Securities" below for more information.

TRADE CLAIMS. The Fund may invest in trade claims, which are purchased from creditors of companies in financial difficulty who seek to reduce the number of debt obligations they are owed. At the present time, however, the Fund intends to limit these investments to no more than 5% of the Fund's net assets.

SMALL COMPANIES. The Fund may invest in companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services. Small companies may lack depth of management, the ability to internally generate funds necessary for growth or potential development, or the ability to generate funds through external financing on favorable terms. They may also attempt to develop or market new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Please see "What are the Fund's Potential Risks? - Small Companies" below for more information.

HIGH YIELDING, FIXED-INCOME SECURITIES. The Fund may invest up to 35% of its net assets in lower rated, fixed-income and convertible securities (those rated BB or lower by S&P or Ba or lower by Moody's) and unrated securities of comparable quality, which Advisory Services believes possess intrinsic values in excess of the current market prices of such securities. Lower rated bonds are commonly called "junk bonds." Lower rated securities are considered by S&P, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation, and they generally involve more credit risk than securities in the higher rating categories. Lower rated securities in which the Fund may invest include securities rated D, the lowest rating category of S&P, or unrated securities of comparable quality. Debt obligations rated D are in default and the payment of interest and/or repayment of principal is in arrears. Please see "What are the Fund's Potential Risks?" below for more information.

ZERO COUPON SECURITIES AND PAY-IN-KIND BONDS. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest before maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year.

Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of the bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. More information is included under "What are the Fund's Potential Risks?" and in the tax section of the SAI.

RESTRICTED SECURITIES. Some of the securities the Fund buys are considered "restricted securities." The Fund's investment in restricted securities may not exceed 15% of its net assets. Restricted securities are securities with legal or contractual restrictions on resale, including securities that are not registered under the 1933 Act. Securities not registered under the 1933 Act may not be sold without first being registered, unless there is an available exemption under the 1933 Act. Normally the costs of registering these securities is borne by the issuer. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than similar securities that are not restricted.

As with other securities in the Fund's portfolio, if no readily available market quotations exist for restricted securities, they will be valued at fair value in accordance with procedures adopted by the Board. If the Fund suddenly has to sell restricted securities, time constraints or a lack of interested, qualified buyers may prevent the Fund from receiving the carrying value of the securities at the time of the sale. Alternatively, Advisory Services may sell unrestricted securities it might have retained if the Fund had only held unrestricted securities.


OTHER INVESTMENT POLICIES OF THE FUND

Loans of Portfolio Securities. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 25% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase transactions in which the Fund buys a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks that are deemed creditworthy by Advisory Services. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian bank approved by the Board and will be held pursuant to a written agreement.

BORROWING. The Fund does not borrow money or mortgage or pledge any of its assets, except that it may borrow up to 331/3% of its total assets (including the amount borrowed) in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency purposes and may pledge its assets in connection therewith. The Fund will not make any additional investments while any borrowings exceed 5% of its total assets.

ILLIQUID INVESTMENTS. The Fund's policy is not to invest more than 10% of its net assets, at the time of purchase, in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

SHORT-SELLING. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.

PERCENTAGE RESTRICTIONS. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

OTHER POLICIES AND RESTRICTIONS. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.


WHAT ARE THE FUND'S POTENTIAL RISKS?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the stock and bond markets as a whole.

The Fund will invest principally in the securities of companies believed by Advisory Services to be undervalued. Securities of a company may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry, or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling or actual or anticipated unfavorable developments affecting a company. Often these companies are attempting to recover from business setbacks or adverse events (turnarounds), cyclical downturns, or, in certain cases, bankruptcy.

Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than noncyclical stocks, but they also tend to lose value more quickly in economic downturns. As with all investments, there is always the possibility when investing in these securities that Advisory Services may be incorrect in its assessment of a particular industry or company or that Advisory Services may not buy these securities at their lowest possible prices or sell them at their highest.

The Fund's purchase of securities of companies emerging from bankruptcy may present risks that do not exist with other investments. Companies emerging from bankruptcy may have some difficulty retaining customers and suppliers who prefer transacting with solvent organizations. If new management is installed in a company emerging from bankruptcy, the management may be considered untested; if the existing management is retained, the management may be considered incompetent. Further, even when a company has emerged from bankruptcy with a lower level of debt, it may still retain a relatively weak balance sheet. During economic downturns these companies may not have sufficient cash flow to pay their debt obligations and may also have difficulty finding additional financing. In addition, reduced liquidity in the secondary market may make it difficult for the Fund to sell the securities or to value them based on actual trades.

The Fund's policy of investing in securities that may be out of favor, including turnarounds, cyclicals and companies emerging from bankruptcy, companies reporting poor earnings, and companies whose share prices have declined sharply or that are not widely followed, differs from the approach followed by many other mutual funds. Advisory Services believes, however, that these securities may provide a greater total investment return than securities whose prices appear to reflect anticipated favorable developments.

NON-DIVERSIFICATION. As a non-diversified investment company under the 1940 Act, the Fund may concentrate its investments in the securities of a smaller number of issuers than if it were a diversified company. An investment in the Fund therefore will entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of the Fund's portfolio than would be the case if the portfolio were diversified among more issuers. All securities in which the Fund may invest are inherently subject to market risk, and the market value of the Fund's investments will fluctuate. The Fund intends to comply with the diversification and other requirements applicable to regulated investment companies under the Code. For more information, please see "How does the Fund Invest Its Assets?- Non-diversification" in the SAI.

FOREIGN SECURITIES. Investments in the securities of companies organized outside the U.S. or whose securities are principally traded outside the U.S. ("foreign issuers") may offer potential benefits not available from investments solely in securities of U.S. issuers. These benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of Advisory Services, to offer more potential for long-term capital appreciation or current earnings than investments in U.S. issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S., and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers involve significant risks, including possible losses that are not typically associated with investments in securities of U.S. issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Changes in government administrations and economic or monetary policies in the U.S. or abroad, changes in circumstances surrounding dealings between nations, and changes in currency convertibility or exchange rates could also result in investment losses for the Fund. Other risks include the possibility that public information may not be as readily available for a foreign company as it is for a U.S.-domiciled company, that foreign companies are generally not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies, and that there is usually less government regulation of securities exchanges, brokers and listed companies. Confiscatory taxation or diplomatic developments could also affect these investments.

Investments in foreign securities where delivery takes place outside the U.S. will be made in compliance with applicable U.S. and foreign currency restrictions and other laws limiting the amount and type of foreign investments. The Fund may buy securities in any foreign country, developed or developing, but investments will not be made in any securities issued without stock certificates or comparable stock documents.

Foreign securities may be subject to greater fluctuations in price than U.S. securities. The markets on which foreign securities trade may also have less volume and liquidity. Securities acquired by the Fund outside the U.S. and that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market will not be considered illiquid so long as the Fund acquires and holds the security with the intention of reselling the security in the foreign trading market, the Fund reasonably believes it can readily dispose of the security for cash in the U.S. or foreign market, and current market quotations are readily available.

You should carefully consider the substantial risks involved in investing in securities of foreign issuers - risks that are often heightened for investments in developing markets. For example, the small size, inexperience and limited volume of trading on securities markets in certain developing countries may make the Fund's investments in developing countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custody or other arrangements before making certain investments in these countries. The laws of some foreign countries may also limit the ability of the Fund to invest in securities of certain issuers located in those countries.

OPTIONS. The purchase and sale of stock options and stock index options, including the writing of covered call options, involve risks different from those involved with direct investments in securities. A liquid secondary market for any particular option may not be available when a position is sought to be closed and the inability to close a position may have an adverse impact on the Fund's ability to effectively hedge securities. In addition, there may be an imperfect correlation between movements in the securities on which an option contract is based and movements in the securities in the Fund's portfolio. Successful use of option contracts is further dependent on Advisory Services' ability to correctly predict movements in the securities markets, but no assurance can be given that Advisory Services' judgment will be correct.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate because of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities can be expected to accelerate, and thus impair the Fund's ability to reinvest the returns of principal at comparable yields. Accordingly, the market value of these securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. government securities and other mortgage-backed and asset-backed securities. Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. There is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.

SMALL COMPANIES. Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for these stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the shares of a fund that invests a substantial portion of its net assets in small company stocks to be more volatile than the shares of a fund that invests solely in larger capitalization stocks.

HIGH YIELDING, FIXED-INCOME SECURITIES. Because of the Fund's policy of investing in higher yielding, higher risk securities, an investment in the Fund is accompanied by a higher degree of risk than is present with an investment in higher rated, lower yielding securities. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. If you are on a fixed income or retired, you should also consider the increased risk of loss to principal that is present with an investment in higher risk securities such as those in which the Fund invests.

The market value of lower rated, fixed-income securities and unrated securities of comparable quality, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated, fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated BBB by S&P or Baa by Moody's, ratings which are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of these issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, these issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because the securities are generally unsecured and are often subordinated to other creditors of the issuer. Current prices for defaulted bonds are generally significantly lower than their purchase price, and the Fund may have unrealized losses on defaulted securities that are reflected in the price of the Fund's shares. In general, securities that default lose much of their value in the time period before the actual default so that the Fund's net assets are impacted before the default. The Fund may retain an issue that has defaulted because the issue may present an opportunity for subsequent price recovery.

High yielding, fixed-income securities frequently have call or buy-back features that permit an issuer to call or repurchase the securities from the Fund. Although these securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, Advisory Services may find it necessary to replace the securities with lower yielding securities, which could result in less net investment income to the Fund.

The Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities that trade in a broader secondary retail market. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. For more information, please see "How are Fund Shares Valued?" in the SAI.

The Fund is authorized to acquire high yielding, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The Fund may acquire high yielding, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

ZERO COUPON SECURITIES AND PAY-IN-KIND BONDS. The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, deferred interest and pay-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment. Zero coupon, deferred interest and pay-in-kind bonds involve additional special considerations. During periods when the Fund receives no cash interest payments on its zero coupon securities or deferred interest or pay-in-kind bonds, it may be required to dispose of portfolio securities to meet the distribution requirements and such sales may be subject to the risk factors discussed above. The Fund is not limited in the amount of its assets that may be invested in these types of securities. For more information, please see "How Taxation Affects You and the Fund."

Interest Rate, Currency and Market Risk. To the extent the Fund invests in debt securities, changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. To the extent the Fund invests in common stocks, a general market decline in any country where the Fund is invested, may also cause the Fund's share price to decline. Changes in currency valuations will also affect the price of Fund shares. The value of worldwide stock markets, currency valuations and interest rates has increased and decreased in the past. These changes are unpredictable and may happen again in the future.


WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist among the classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. As of July 1, 1996, Advisory Services manages the Fund's assets and makes its investment decisions. Advisory Services also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisory Services and its affiliates manage over $150 billion in assets. Advisory Services employs the same individuals to manage the Fund's portfolio as the previous manager. The terms and conditions of the management services provided to the Fund are also the same. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the Fund's portfolio since its inception is:

William Lippman
President of Advisory Services

Mr. Lippman holds a bachelor of business administration degree from City College New York and a master's degree in business administration from the Graduate School of Business Administration of New York University. He has been with the Franklin Templeton Group since 1988.

Margaret McGee
Vice President of Advisory Services

Ms. McGee holds a bachelor of arts degree from William Paterson College. She has been with the Franklin Templeton Group since 1988.

Bruce C. Baughman
Vice President of Advisory Services

Mr. Baughman holds a bachelor of arts degree from Stanford University and a master of science degree in accounting from New York University. He has been with the Franklin Templeton Group since 1988.

MANAGEMENT FEES. The Fund pays its own operating expenses. These expenses include Advisory Services' management fees; taxes, if any; custodian, legal and auditing fees; the fees and expenses of Board members who are not members of, affiliated with, or interested persons of Advisory Services; salaries of any personnel not affiliated with Advisory Services; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the Fund's Net Asset Value; and printing and other expenses that are not expressly assumed by Advisory Services.

Under its management agreement, the Fund pays Advisory Services a management fee equal to an annual rate of 0.75% on the first $500 million of the average daily net assets of the Fund, 0.625% per year on the next $500 million of the average daily net assets of the Fund, and 0.50% per year on the average daily net assets of the Fund in excess of $1 billion. The fee is computed daily and paid monthly. During the Fund's start-up period, Advisory Services agreed in advance to waive a portion of its management fees. Advisory Services may terminate this arrangement at any time.

PORTFOLIO TRANSACTIONS. Advisory Services tries to obtain the best execution on all transactions. If Advisory Services believes more than one broker or dealer can provide the best execution, consistent with internal policies it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with Advisory Services, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.


HOW DOES THE FUND MEASURE PERFORMANCE?

From time to time, each class of the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charge, if applicable. Certain performance figures may not include any applicable sales charge or Rule 12b-1 fees.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield for each class shows the income per share earned by that class. The current distribution rate shows the dividends or distributions paid to shareholders of a class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price of the class or, in the case of Advisor Class shares, the Net Asset Value of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The investment results of each class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.


HOW IS THE TRUST ORGANIZED?

The Fund is a non-diversified series of Franklin Value Investors Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust on September 11, 1989, and is registered with the SEC under the 1940 Act.

The Fund began offering two classes of shares on September 1, 1996: Franklin Value Fund - Class I and Franklin Value Fund - Class II. All shares purchased before that time are considered Class I shares. The Fund began offering a third class of shares on January 1, 1997: Franklin Value Fund - Advisor Class. Class I, Class II and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Additional classes and series of shares may be offered in the future. A further description of Class I and Class II is set forth below.

Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by the 1940 Act. Shares of each class of a series represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund on matters that affect the Fund as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

CLASS I AND CLASS II. Class I and Class II shares of the Fund are described in a separate prospectus relating only to those classes. You may buy Class I and Class II shares through your investment representative or directly by contacting the Trust. If you would like a prospectus relating to the Fund's Class I and Class II shares, contact your investment representative or Distributors.

Class I and Class II shares of the Fund have sales charges and Rule 12b-1 charges that may affect performance. Class I shares have a front-end sales charge of 4.50% (4.71% of the net amount invested) that is reduced on certain transactions of $100,000 or more. Class I shares are subject to Rule 12b-1 fees up to a maximum of 35% per year of Class I's average daily net assets. Class II shares have a 1.00% (1.01% of the amount invested) front-end sales charge and are subject to Rule 12b-1 fees up to a maximum of 1.00% per year of Class II's average daily net assets. Shares of Class I may be subject to, and shares of Class II are generally subject to, a Contingent Deferred Sales Charge upon redemption.


HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends that you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or a loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

The Fund will inform you of the source of your dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise you of the tax status for federal income tax purposes of these dividends and distributions.

If you are not considered a U.S. person for federal income tax purposes, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes on distributions received by you from the Fund and the application of foreign tax laws to these distributions.

You should consult your tax advisor with respect to the applicability of state and local intangible property or income taxes to your shares in the Fund and to distributions and redemption proceeds received from the Fund.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?


OPENING YOUR ACCOUNT
You may buy shares with a minimum initial investment of $5 million (in the aggregate) in one or more Advisor Class shares of the Franklin Templeton Funds ($25 for subsequent investments) except if you fall in one of the following categories of investors satisfying one of the following criteria:

(a) Broker-dealers, qualified registered investment advisors or certified financial planners who have entered into a supplemental agreement with Distributors for clients participating in comprehensive fee programs; (b) Qualified registered investment advisors or registered certified financial planners who have clients invested in Mutual Series on October 31, 1996;

(c) Qualified registered investment advisors or registered certified financial planners who did not have clients invested in Mutual Series on October 31, 1996 may buy through a broker-dealer or service agent who has entered into an agreement with Distributors;

(d) Employer stock, bonus, pension or profit-sharing plans that meet the requirements for qualification under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, are subject to no initial investment requirement if the number of employees is 5,000 or more or the plan has assets of $50 million or more;

(e) Effective on or about February 1, 1997, participants in Franklin Templeton's 401(k) and Franklin Templeton's Profit Sharing Plans;

(f) Trust companies and bank trust departments initially investing in any of the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies, bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion;

(g) Governments, municipalities and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code (subject to an initial investment in Advisor Class shares of $1 million);

(h) Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group may also purchase Advisor Class shares of the Fund if the group as a whole meets the required minimum initial investment of $5 million;

(i) Directors, trustees, officers and full-time employees (and members of their immediate family) of Franklin Templeton Group and Franklin Templeton Group of Funds who invest $100 or more;

(j)   Accounts managed by the Franklin Templeton Group;

(k) Class I shareholders of the Fund who qualify under one of the above categories, may have their existing Class I shares invested into the Fund's Advisor Class by sending written instructions indicating that they wish to do so, by June 30, 1997. Instructions should be addressed to Investor Services. Generally, for federal income tax purposes, there will be no recognition of gain or loss associated with such a transaction. You may wish to consult with your tax advisor to determine whether there are any state income tax consequences to such a transaction.


(l) Each series of Franklin Templeton Fund Allocator Series that invests $1,000 or more.

The qualified group referred to in Item (h) above, is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include sales and other Franklin Templeton Fund materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

If you are subject to the $5 million minimum investment requirement, the cost or current value (whichever is higher) of your investment in other funds in the Franklin Templeton Funds will be included for purposes of determining compliance with the required minimum investment amount, provided that at least $1 million is invested in Advisor Class shares of the Franklin Templeton Funds.

The minimum for subsequent investments in Advisor Class shares is; $25 for most purchases of Advisor Class shares of the Fund and for purchases by directors, trustees, officers and full-time employees (and members of their immediate family) of Franklin Templeton Group and Franklin Templeton Funds; and $1,000 for each series of Franklin Templeton Fund Allocator Series.


PURCHASE PRICE OF FUND SHARES

Advisor Class shares are purchased at Net Asset Value without a sales charge.

Securities Dealers may receive compensation up to 0.25% of the amount invested from Distributors or an affiliated company.


HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.


MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction for taxable investors.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Advisor Class shares.

METHOD           STEPS TO FOLLOW
--------------------------------------------------------------------------------

BY MAIL          1. Send us written instructions signed by all account owners

                 2. Include any outstanding share certificates for the shares you're exchanging
--------------------------------------------------------------------------------

BY PHONE         Call Shareholder Services

                 If you do not want the ability to exchange by phone to apply to your account, please let us know.
--------------------------------------------------------------------------------

THROUGH YOUR DEALER     Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.


HOW WE PROCESS YOUR EXCHANGE

If you are exchanging your Advisor Class shares of the Fund you may:

o exchange into any of our money funds except Franklin Templeton Money Fund II.

o exchange into the other Advisor Class shares of the Franklin Templeton Funds (excluding Templeton Developing Markets Trust, Templeton Foreign Fund and Templeton Growth Fund, except as described below), Mutual Series Class Z shares and Templeton Institutional Funds, Inc., if you meet the investment requirements of the fund to be acquired.

o exchange into the Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund and Templeton Growth Fund if you fall into one of the following categories: (i) you are a broker-dealer or a qualified registered investment advisor who has entered into a special agreement with Distributors for your clients who are participating in comprehensive fee programs; (ii) you are a qualified registered investment advisor or certified financial planner who has clients invested in Mutual Series on October 31, 1996; (iii) you are a qualified registered investment advisor or certified financial planner who did not have clients invested in Mutual Series on October 31, 1996 and are buying through a broker-dealer or service agent who has entered into an agreement with Distributors; (iv) you are a director, trustee, officer or full-time employee (or a family member) of the Franklin Templeton Group or the Franklin Templeton Funds; (v) you are a participant in Franklin Templeton's 401(k) or Franklin Templeton's Profit Sharing Plans; (vi) the exchanging shareholder is an account managed by the Franklin Templeton Group; (vii) the exchanging shareholder is a series of the Franklin Templeton Fund Allocator Series.

o If the fund you are exchanging into does not offer Advisor Class shares, you may exchange into the Class I shares of the fund at Net Asset Value.

Please be aware that the following restrictions may apply to exchanges:

o The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account(s). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy upon 60 days' written notice.

o Currently, the Fund does not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD           STEPS TO FOLLOW
--------------------------------------------------------------------------------

BY MAIL         1. Send us written instructions signed by all account owners

                2. Include any outstanding share certificates for the shares you are selling

                3. Provide a signature guarantee if required

                4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have additional requirements.
--------------------------------------------------------------------------------

BY PHONE             Call Shareholder Services


(Only available      Telephone requests will be accepted:
if you have          o If the request is $50,000 or less. Institutional
completed and sent     accounts may exceed $50,000 by completing a separate
to us the telephone    agreement. Call Institutional Services to receive a copy.
redemption agreement o If there are no share certificates issued for the shares
included with this     you want to sell or you have already returned them to
prospectus)            the Fund

                     o Unless you are selling shares in a Trust Company
                       retirement plan account

                     o Unless the address on your account was changed by phone
                       within the last 30 days

                     o Beginning on or about May 1, 1997, you will automatically be able to redeem shares by telephone without completing a telephone redemption agreement. Please notify us if you do not want this option to be available on your account. If you later decide you would like this option, send us written instructions signed by all account owners.

--------------------------------------------------------------------------------
Through Your Dealer     Call your investment representative
--------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.

If you sell shares you just purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.


TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 591/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund declares dividends from its net investment income quarterly, payable in March, June, September and December, to shareholders of record on the first business day before the 15th of that month and pays them on or about the last day of that month.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the applicable Rule 12b-1 fees of any class. Advisor Class shares are not subject to Rule 12b-1 fees.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution.


DISTRIBUTION OPTIONS
You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the same class of the Fund by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy Advisor Class shares or Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE ADVISOR CLASS SHARES OF THE FUND. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days prior to the record date for us to process the new option.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the Exchange is open. We determine the Net Asset Value per share of each class as of the scheduled close of the Exchange, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You buy shares of Advisor Class at the Net Asset Value per share. We calculate it to two decimal places using standard rounding criteria. You also sell shares at Net Asset Value.

We will use the Net Asset Value next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.


WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you're exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.


SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1)    You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners, 5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. YOU SHOULD VERIFY THAT THE INSTITUTION IS AN ELIGIBLE GUARANTOR PRIOR TO SIGNING. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.


SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.


TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. You may not sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, you need to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, you will not be able to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. If you register your account as a trust, you should have a valid written trust document to avoid future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT  DOCUMENTS REQUIRED
--------------------------------------------------------------------------------

Corporation      Corporate Resolution
--------------------------------------------------------------------------------

Partnership      1. The pages from the partnership agreement that identify the general partners, or

                 2. A certification for a partnership agreement
--------------------------------------------------------------------------------

Trust            1. The pages from the trust document that identify the
                    trustees, or

                 2. A certification for trust
--------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we will not process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

ELECTRONIC INSTRUCTIONS. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions received directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.


TAX IDENTIFICATION NUMBER

For tax reasons, we must have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.


KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is $50 or less, except for investors under categories (d), (e), (j) and (l) under "Opening Your Account." We will do this if the value of your account falls below this minimum because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to at least $100.


SERVICES TO HELP YOU MANAGE YOUR ACCOUNT


AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account.

You will generally receive your payment by the fifth business day of the month in which a payment is scheduled. Beginning with your February 1997 payment, however, you will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.


BROKERS AND DEALERS AND PLAN ADMINISTRATORS

You may buy and sell Fund shares through registered broker-dealers. The Fund does not impose a sales or service charge but your broker-dealer may charge you a transaction fee. Transaction fees and services may vary among broker-dealers, and your broker-dealer may impose higher initial or subsequent investment requirements than those established by the Fund. Services provided by broker-dealers may include allowing you to establish a margin account and borrow on the value of the Fund's shares in that account. If your broker-dealer receives your order before pricing on a given day, the broker-dealer is required to forward the order to the Fund before pricing closes on that day. A broker-dealer's failure to timely forward an order may give rise to a claim by the investor against the broker.

Third party plan administrators of tax-qualified retirement plans and other entities may provide sub-transfer agent services to the Fund. In such cases, the Fund may pay the third party an annual sub-transfer agency fee that is not greater than the Fund otherwise would have paid for such services.


INSTITUTIONAL ACCOUNTS

Institutional investors will likely be required to complete an institutional account application. There may be additional methods of opening accounts and purchasing, redeeming or exchanging shares of the Fund available for institutional accounts. To obtain an institutional application or additional information regarding institutional accounts, contact Franklin Templeton Institutional Services at 1-800/321-8563 Monday through Friday, from 6:00 a.m. to 5:00 p.m. Pacific time.


AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.


WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund and Distributors are also located at this address. Advisory Services is located at One Parker Plaza, Sixteenth Floor, Fort Lee, New Jersey 07024. You may also contact us by phone at one of the numbers listed below.

                                             HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME          TELEPHONE NO.       (MONDAY THROUGH FRIDAY)
--------------------------------------------------------------------------------

Shareholder Services      1-800/632-2301     5:30 a.m. to 5:00 p.m.
Dealer Services           1-800/524-4040     5:30 a.m. to 5:00 p.m.
Fund Information          1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                         (1-800/342-5236)    6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plans          1-800/527-2020     5:30 a.m. to 5:00 p.m.
Institutional Services    1-800/321-8563     6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)    1-800/851-0637     5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.


GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISORY SERVICES - Franklin Advisory Services, Inc., the Fund's investment manager

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - The Fund offers three classes of shares, designated "Class I," "Class II" and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. Class I and Class II differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Advisor Class shares are purchased without a sales charge and do not have a Rule 12b-1 plan.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

EXCHANGE - New York Stock Exchange

FRANKLIN FUNDS - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

FRANKLIN TEMPLETON FUNDS - The Franklin Funds and the Templeton Funds

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

MARKET TIMER(S) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

MOODY'S - Moody's Investors Services, Inc.

MUTUAL SERIES - Franklin Mutual Series Fund Inc., a member of the Franklin Group of Funds, formerly the Mutual Series Fund Inc., a member of the Franklin Group of Funds, formerly the Mutual Series Fund Inc. Each series of Mutual Series began offering three classes of shares on November 1, 1996, Class I, Class II and Class Z. All shares sold before that time are designated Class Z shares.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge, if applicable. The maximum front-end sales charge is 4.50% for Class I and 1% for Class II. Adivsor Class has no front-end sales charge.

RESOURCES - Franklin Resources, Inc.

S&P - Standard & Poor's Corporation

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TEMPLETON FUNDS - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


APPENDIX

DESCRIPTION OF RATINGS


Corporate Bond Ratings
MOODY'S

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Commercial Paper Ratings
Moody's

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



FRANKLIN
VALUE FUND-

ADVISOR CLASS

Franklin Value Investors Trust

STATEMENT OF

ADDITIONAL INFORMATION

JANUARY 1, 1997

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777  1-800/DIAL BEN

Table of Contents

How does the Fund Invest its Assets?...............    2

What are the Fund's Potential Risks?...............    7

Investment Restrictions ...........................    10

Officers and Trustees .............................    11

Investment Management
 and Other Services ...............................    13

How does the Fund Buy Securities
 For its Portfolio?................................    14

How Do I Buy, Sell and Exchange Shares?............    15

How are Fund Shares Valued?........................    17

Additional Information on
 Distributions and Taxes...........................    18

The Fund's Underwriter.............................    20

How does the Fund
 Measure Performance?..............................    21

Miscellaneous Information..........................    23

Useful Terms and Definitions.......................    24

Financial Statements...............................    25

When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."

Franklin Value Fund (the "Fund") is a non-diversified series of Franklin Value Investors Trust (the "Trust"), an open-end management investment company. This SAI relates to the Advisor Class shares of the Fund. The Fund's investment objective is to earn a high level of current income. The Fund also seeks capital appreciation as a secondary objective. The Fund seeks to achieve its objectives by investing in both fixed-income debt securities and dividend- paying common or preferred stocks.

Advisor Class shares are only available for purchase by certain persons, including, among others, certain financial institutions (such as banks, trust companies, savings institutions and credit unions); government and tax-exempt entities; pension, profit sharing and employee benefit plans; certain qualified groups, including family trusts, endowments, foundations and corporations; Franklin Templeton Fund Allocator Series; and directors, trustees, officers and full time employees (and their family members) of Franklin Templeton Group and the Franklin Templeton Group of Funds.

The Prospectus, dated January 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


How does the Fund Invest its Assets?

The Fund seeks long-term total return. The Fund seeks to achieve its objective by investing at least 65% of its assets in the securities of companies that the Fund's investment manager believes are undervalued. As with any other investment, there can be no assurance that this technique will be successful for the Fund or that the Fund will achieve its investment objective. Income is a secondary consideration of the Fund, although it is not part of the Fund's investment objective.

The following information supplements "How does the Fund Invest its Assets?" in the Prospectus.

OPTIONS AND FUTURES

Options. The Fund may write covered call options that are listed on a national securities exchange and buy listed options on securities and securities indices for portfolio hedging purposes. The Fund may also write covered call options and buy put options that are traded over-the-counter ("OTC"). In addition, the Fund may enter into closing transactions with respect to its open option positions.

Call Options. The Fund may buy call options on securities which it intends to buy. By buying these options, the Fund limits the risk of a substantial increase in the market price of these securities. The Fund may also buy call options on securities held in its portfolio and on which it has written call options as described below.

A writer of a call option retains the amount of the premium paid by the buyer of the option regardless of whether it is exercised. The premium amount reflects, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates. A premium received by the writer of a covered call option may be offset by a decline in the market value of the underlying security during the option period. Because the writer of a call option may be assigned an exercise notice at any time before the termination of the call, the writer may have no control over when the underlying securities must be sold. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. Also, by writing a covered call option, the Fund gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect.

Unless a writer of an option has already been notified of the exercise of an option, the writer may terminate its obligation by buying an option of the same series as the option previously written. This is known as a "closing purchase transaction," and it allows the writer's position to be canceled by the clearing corporation. A holder of an option liquidates its position by selling an option of the same series as the option previously purchased, which is known as a "closing sale transaction." There is no guarantee that either a closing purchase or a closing sale transaction can be completed.

The Fund may conduct a closing transaction on a written call option to permit the Fund to (i) write another call option on the underlying security with either a different exercise price, expiration date or both or (ii) use the cash or proceeds from the sale of the underlying security for other Fund investments. If the Fund wants to sell a security from its portfolio on which it has written a call option, it may conduct a closing transaction before or at the same time as it sells the security. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus any related transaction costs.

If the price of a closing transaction is less than the premium received from writing the option or the premium paid to buy the option, the Fund makes a profit on the transaction; if the price is more, the Fund realizes a loss. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset by appreciation of the underlying security owned by the Fund.

Put Options. The Fund may also buy put options. The Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The Fund may buy a put option on an underlying security (a "protective put") owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security. This allows the Fund to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price, until the put expires. If the investment manger decides to hold the underlying security for tax considerations, for example, a put option may be purchased in order to protect any unrealized appreciation. Of course any capital gain realized when the security is sold would be reduced by the premium paid for the put option and any transaction costs.

Options on Indices. Options on indices, which are described in the Prospectus, give the holder the right to receive cash equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, multiplied by a specified number. Options on indices differ from options on individual securities in that all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than on price movements in individual securities.

Forward Conversions. In a forward conversion, the Fund buys securities and writes call options and buys put options on such securities. By purchasing puts, the Fund protects the underlying security from depreciation in value. By selling or writing calls on the same security, the Fund receives premiums which may offset part or all of the cost of purchasing the puts while forgoing the opportunity for appreciation in the value of the underlying security. The Fund will not exercise a put it has purchased while a call option on the same security is outstanding.

Forward conversions are intended to hedge against fluctuations in the market value of the underlying security. Although it is generally intended that the exercise price of put and call options would be identical, situations might occur in which some option positions are acquired with different exercise prices. Therefore, the Fund's return may depend in part on movements in the price of the underlying security. The Fund's return on forward conversions may be greater or less than it would otherwise have been if it had hedged the security only by purchasing put options.

Spread and Straddle Options Transactions. In "spread" transactions, the Fund buys and writes a put or buys and writes a call on the same underlying security with the options having different exercise prices and/or expiration dates. In "straddles," the Fund purchases or writes combinations of put and call options on the same security. When the Fund engages in spread and straddle transactions, it seeks to profit from differentials in the option premiums paid and received and in the market prices of the related options positions when they are closed out or sold. Because these transactions require the Fund to buy and/or write more than one option simultaneously, the Fund's ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the Fund was to buy or sell a single option. Similarly, costs incurred by the Fund in connection with these transactions will in many cases be greater than if the Fund was to buy or sell a single option.

Futures. The Fund may enter into contracts for the purchase or sale for future delivery of securities, contracts based upon financial indices, and the Fund may buy options on such contracts ("financial futures"). Financial futures contracts are contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the seller has a contractual obligation to deliver the securities described in the contract at a specified price on a specified date. A "purchase" of a futures contract means the buyer has a contractual obligation to acquire the securities described in the contract at a specified price on a specified date. Futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities which it intends to purchase. The Fund will not enter into any stock index future or related option if, immediately thereafter, more than one-third of the Fund's net assets would be represented by futures contracts or related options. In addition, the Fund may not buy or sell futures contracts or buy or sell related options if, immediately thereafter, the sum of the amount of margin deposits on its existing futures and related options positions, and premiums paid for related options, would exceed 5% of the market value of the Fund's total assets.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security. To the extent the Fund enters into futures contracts or related options, it will deposit in a segregated account with its custodian cash or other U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin"), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. If the value of the futures contract declines relative to the Fund's position, the Fund will be required to pay the futures commission merchant an amount equal to the change in value.

Stock Index Futures Contracts. The Fund may purchase and sell stock index futures contracts traded on domestic exchanges and, to the extent such contracts have been approved by the CFTC for sale to customers in the U.S., on foreign exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Open futures contracts are valued on a daily basis and the Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

The Fund may sell stock index futures contracts in anticipation of or during a market decline in an attempt to offset the decrease in market value of its securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may purchase stock index futures in order to gain rapid market exposure that may offset increases in the cost of common stocks that it intends to purchase.

Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Prior to investing in any such investment vehicle, the Fund will supplement its Prospectus, if appropriate.

OTHER TYPES OF SECURITIES AND POLICIES

Depositary Receipts. Many securities of foreign issuers are represented by American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") (collectively "Depositary Receipts"). ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts.

Convertible Securities. The Fund may invest in convertible securities. A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When an operating company-issued convertible stock is "converted," the operating company often issues new stock to the holder of the convertible security, but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead. If the convertible security is issued by an investment bank, the securities are obligations of and are convertible through the issuing investment banks.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stocks are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

Enhanced Convertibles. The Fund may invest in enhanced convertibles such as PERCS, which provide the Fund with the opportunity to earn higher dividend income than is available from a company's common stock. A PERCS is a preferred stock that generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However, if a PERCS is called early, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The Fund may also invest in other enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three to four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and upon maturity they will automatically convert to either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities). Typically they share most of the salient characteristics of enhanced convertible preferred stocks but will be ranked as senior or subordinated debt in the issuer's corporate structure, according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein that may be similar to those described above in which the Fund may invest, consistent with its objective and policies. The Fund will not invest in enhanced convertible securities that are issued by investment companies. For more information, see "What are the Fund's Potential Risks? - Enhanced Convertibles" below.

Synthetic Convertibles. A synthetic convertible is created by combining different securities, which together have the two principle characteristics of a true convertible security: fixed income and the right to acquire the underlying equity security. This combination is achieved by investing in nonconvertible fixed-income securities and in warrants or stock or stock index call options that grant the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price or, in the case of stock index options, the right to receive cash.

Synthetic convertible securities differ from true convertible securities in several respects. The value of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. Thus, the values of a synthetic convertible and a true convertible security will respond differently to market fluctuations. Further, although the investment manager normally expects to create synthetic convertibles whose two components represent one issuer, the character of a synthetic convertible allows the Fund to combine components representing distinct issuers, or to combine a fixed-income security with a call option on a stock index, when the investment manager determines that such a combination would better promote the Fund's investment objective. In addition, the component parts of a synthetic convertible security may be purchased simultaneously or separately, and the holder of a synthetic convertible faces the risk that the price of the stock, or the level of the market index underlying the convertibility component will decline.

Trade Claims. Trade claims are bought from creditors of companies in financial difficulty who seek to reduce the number of debt obligations they are owed. Such trade creditors generally sell their claims in an attempt to improve their balance sheets and reduce uncertainty regarding payments. For buyers, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, have the potential for higher income and capital appreciation should the debt issuer's financial position improve. Trade claims are generally liquid, as there is a secondary market, but the Board will monitor their liquidity. An investment in trade claims is speculative and there can be no guarantee that the debt issuer will ever be able to satisfy the obligation. Further, trading in trade claims is not regulated by federal securities laws but primarily by bankruptcy and commercial laws. Because trade claims are unsecured obligations, holders may have a lower priority than secured or preferred creditors.

Warrants. A warrant is typically a long-term option issued by a corporation which gives the holder the privilege of buying a specified number of shares of the underlying common stock at a specified exercise price at any time on or before an expiration date. Stock index warrants entitle the holder to receive, upon exercise, an amount in cash determined by reference to fluctuations in the level of a specified stock index. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. Further, the Fund does not intend to invest directly in warrants (valued at the lower of cost or market) in excess of 5% of the value of the Fund's net assets. No more than 2% of the value of the Fund's net assets may be invested in warrants (valued at the lower of cost or market) which are not listed on the New York or American Stock Exchange.

Loans of Portfolio Securities. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest-bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Short-Selling. In a short sale, the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The security sold must be listed on a national exchange. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale.

In addition to the short sales discussed above, the Fund may also make short sales "against the box." A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. The Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

No securities will be sold short if, after the sale, the total market value of all the Fund's open short positions, including short sales against the box, would exceed 25% of the value of the Fund's net assets. In addition, short sales of the securities of any one issuer may not exceed the lesser of 2% of the Fund's net assets or 2% of the securities of any class of the issuer.

The Fund will place in a segregated account with its custodian bank an amount of cash or U.S. government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
(b) any cash or U.S. government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked-to-market daily and at no time will the amount deposited in the segregated account and with the broker as collateral be less than the market value of the securities at the time they were sold short.

Non-diversification. As a non-diversified investment company under the 1940 Act, the Fund may invest more than 5% and up to 25% of its assets in the securities of any one issuer at the time of purchase. For purposes of the Code, however, as of the last day of any fiscal quarter, the Fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, the Fund may not have more than 5% of its total assets invested in any one issuer, nor may it own more than 10% of the outstanding voting securities of any one issuer. These limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or to securities of investment companies that qualify as regulated investment companies under the Code.

WHAT ARE THE FUND'S POTENTIAL RISKS?

Options, Futures and Options on Futures. The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices, financial futures and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as these securities will not duplicate the components of the index or such underlying securities, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. Accordingly, successful use by the Fund of options on stock indices, financial futures and other options will be subject to the investment manager's ability to predict correctly movements in the direction of the securities markets generally or a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options and financial futures and related options may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option or futures contract or related option at any specific time. Thus, it may not be possible to close such an option or futures position. The inability to close options or futures positions also could have an adverse impact on the Fund's ability to effectively hedge its securities. Of course, the Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

OTC options may be subject to more risks than exchange-traded options because OTC options are arranged with dealers, not with a clearing corporation, and because pricing of OTC options is typically done by reference to information from market makers. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits, referred to as "speculative position limits," on the maximum net long or net short position which any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and positions limits will have an adverse impact on the Fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment manager may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the investment manager's judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund's sale of futures contracts and purchase of put options on futures contracts will be solely to protect its investments against declines in value. The Fund expects that in the normal course it will purchase securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of such positions without a corresponding purchase of securities.

Depositary Receipts. Depositary Receipts, such as American Depositary Receipts and Global Depositary Receipts, reduce but do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipt to issue and service such Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

Enhanced Convertibles. An investment in enhanced convertible securities or any other securities may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

High Yielding, Fixed Income Securities. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications. The Fund may be required under the Code and U.S. Treasury regulations to accrue income for income tax purposes on defaulted obligations and to distribute such income to the Fund's shareholders even though the Fund is not currently receiving interest or principal payments on such obligations. In order to generate cash to satisfy any or all of these distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Generally, purchasers of high yielding securities are dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher-rated securities.

While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell such restricted securities before the securities have been registered, it may be deemed an underwriter of such securities under the Securities Act of 1933, as amended ("1933 Act"), which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of such securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Although the economy has improved considerably and high yielding securities have performed more consistently since that time, there is no assurance that the adverse effects previously experienced will not recur. For example, the highly publicized defaults of some high yield issuers during 1989 and 1990 and concerns regarding a sluggish economy which continued into 1993, depressed the prices for many of these securities. While market prices may still be temporarily somewhat depressed due to these factors, the ultimate price of any security will generally reflect the true operating results of the issuer. Factors adversely impacting the market value of high yielding securities owned by the Fund will adversely impact the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund will rely on Advisory Services' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, Advisory Services will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

Restricted Securities. The Board has authorized the Fund to invest in restricted securities and to consider them liquid (and thus not subject to the 10% limitation on illiquid securities) to the extent Advisory Services determines that there is a liquid institutional or other market for these securities. For example, restricted securities may be freely transferred among qualified institutional buyers under Rule 144A of the 1933 Act, and in some cases a liquid institutional market has developed.

On an ongoing basis, the Board will review Advisory Services' decisions to treat restricted securities as liquid - including the Advisory Services' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security can be considered liquid, Advisory Services and the Board will take into account the following factors: (i) the frequency of trades and quotes for the security, (ii) the number of dealers willing to buy or sell the security and the number of potential buyers, (iii) dealer undertakings to make a market in the security, and (iv) the nature of the security and nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed to be liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund may not:

1. Borrow money, except that the Fund may borrow money in a manner consistent with the Fund's investment objective and policies in an amount not exceeding 331/3% of the value of the Fund's total assets (including the amount borrowed). The Fund may borrow in connection with short-sales and short-sales "against the box," and the Fund may borrow from banks, other Franklin Templeton Funds or other persons to the extent permitted by applicable law.

2. Underwrite securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities. (This does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

3. Invest directly in interests in real estate, oil, gas or other mineral leases, exploration or development programs, including limited partnership interests. This restriction does not preclude investments in marketable securities of issuers engaged in such activities.

4. Loan money, except as consistent with the Fund's investment objectives, and except that the Fund may (a) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (b) enter into repurchase agreements, (c) lend its portfolio securities, and (d) participate in an interfund lending program with other Franklin Templeton Funds to the extent permitted by the 1940 Act and any rules or orders thereunder.

5. Purchase or sell commodities or commodity contracts; except that the Fund may enter into interest rate and financial futures contracts, options thereon, and forward contracts.

6. Issue securities senior to the Fund's presently authorized shares of beneficial interest.

7. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry.

Additional Restrictions. The Fund has adopted the following additional restrictions which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

1. Invest in any company for the purpose of exercising control or management, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

2. Purchase securities on margin, except that the Fund may make margin payments in connection with futures, options and currency transactions.

3. Purchase or retain securities of any company in which officers or directors of the Fund, or of its investment manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

4. Purchase securities of open-end or closed-end investment companies, except in compliance with the 1940 Act, and except that the Fund may invest in another registered investment company as described in Restriction 1, above.

5. Invest more than 5% of its assets in securities of issuers with less than three years continuous operation, including the operations of any predecessor companies.

6. Hold or purchase the securities of any issuer if, as a result, in the aggregate, more than 10% of the value of the Fund's net assets would be invested in (i) securities that are not readily marketable or (ii) repurchase agreements maturing in more than seven days. The Fund may, however, invest in registered investment companies as described in Restriction 1, above.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

                        Positions and Offices     Principal Occupation During
Name, Age and Address   with the Trust            During the Past Five Years

Frank T. Crohn (72)     Trustee
7251 West Palmetto Park Road
Boca Raton, FL 33433

Chairman and Chief Executive Officer, Financial Benefit Life Insurance Company and Financial Benefit Group, Inc.; Director, Unity Mutual Life Insurance Company; and trustee of three of the investment companies in the Franklin Group of Funds.


*William J. Lippman (71) President and
 One Parker Plaza        Trustee
 Fort Lee, NJ 07024

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., Franklin Templeton Distributors, Inc. and Franklin Management, Inc.; President and Director, Franklin Advisory Services, Inc.; officer and/or director or trustee of seven of the investment companies in the Franklin Group of Funds.


Charles Rubens II (66)  Trustee
18 Park Road
Scarsdale, NY 10583

Private Investor; and trustee of three of the investment companies in the Franklin Group of Funds.


Leonard Rubin (71)      Trustee
Yacht and Racquet Club
2727 North Ocean Boulevard
A1A - Apt. 508A
Boca Raton, FL 33431

President, F.N.C. Textiles, Inc.; Vice President, Trimtex Co. Inc.; and trustee of four of the investment companies in the Franklin Group of Funds.


Harmon E. Burns (51)    Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 60 of the investment companies in the Franklin Templeton Group of Funds.


Kenneth V. Domingues (64)    Vice President -
777 Mariners Island Blvd.    Financial Reporting
San Mateo, CA 94404          and Accounting
                             Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.


Martin L. Flanagan (36)      Vice President
777 Mariners Island Blvd.    and Chief
San Mateo, CA 94404          Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; Treasurer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer, director and/or trustee of 60 of the investment companies in the Franklin Templeton Group of Funds.


Deborah R. Gatzek (48)       Vice President
777 Mariners Island Blvd.    and Secretary
San Mateo, CA 94404



Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc.; and officer of 60 of the investment companies in the Franklin Templeton Group of Funds.


Rupert H. Johnson, Jr. (56)  Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 60 of the investment companies in the Franklin Templeton Group of Funds.


Diomedes Loo-Tam (57)        Treasurer and
777 Mariners Island Blvd.    Principal
San Mateo, CA 94404          Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 38 of the investment companies in the Franklin Group of Funds.


Edward V. McVey (59)         Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.


R. Martin Wiskemann (69)     Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 21 of the investment companies in the Franklin Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisory Services. Nonaffiliated members of the Board are currently paid $600 per quarter plus $300 per meeting attended. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                               Number of Boards
                                               Total Fees       in the Franklin
                             Total Fees     Received from the   Templeton Group
                            Received from  Franklin Templeton  of Funds on Which
Name                         the Trust*     Group of Funds**     Each Serves***

Frank T. Crohn..............   $3,900          $15,600              3

Charles Rubens, II..........   $3,900          $15,600              3

Leonard Rubin...............   $3,900          $15,600              4

*For the fiscal year ended October 31, 1995.

**For the calendar year ended December 31, 1995.

***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, with approximately 171 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of December 6, 1996, the officers and Board members, as a group, owned of record and beneficially none of the total outstanding Class I shares of the Fund.

Many of the Board members own shares in other funds in the Franklin Templeton Group of Funds.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager and Services Provided. As of July 1, 1996, the Fund's investment manager is Advisory Services. Advisory Services provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Advisory Services' activities are subject to the review and supervision of the Board to whom Advisory Services renders periodic reports of the Fund's investment activities. Advisory Services is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

Advisory Services and its affiliates act as investment manager to numerous other investment companies and accounts. Advisory Services may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisory Services on behalf of the Fund. Similarly, with respect to the Fund, Advisory Services is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisory Services and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisory Services is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Advisory Services and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information
- Summary of Code of Ethics."

Management Agreement. The management agreement is in effect until September 30, 1998. It may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Advisory Services on 30 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. Under an agreement with Advisory Services, FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisory Services pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisory Services. It is not a separate expense of the Fund.

Shareholder Servicing Agent. Investor Services, a wholly-owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Custodians. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York, 10286, acts as custodian of the securities and other assets of the Fund. Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian for cash received in connection with the purchase of Fund shares. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?

The selection of brokers and dealers to execute transactions in the Fund's portfolio is made by Advisory Services in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, Advisory Services seeks to obtain prompt execution of orders at the most favorable net price. When portfolio transactions are done on a securities exchange, the amount of commission paid by the Fund is negotiated between Advisory Services and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Advisory Services will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Advisory Services, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The amount of commission is not the only factor Advisory Services considers in the selection of a broker to execute a trade. If Advisory Services believes it is in the Fund's best interest, Advisory Services may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will pay a higher commission than if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of Advisory Services, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist Advisory Services in carrying out its responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such services may also be useful to Advisory Services in advising other clients.

When Advisory Services believes several brokers are equally able to provide the best net price and execution, it may decide to execute transactions through brokers who provide quotations and other services to the Fund, in an amount of total brokerage as may reasonably be required in light of these services. Specifically, these services may include providing the quotations necessary to determine the Fund's Net Asset Value as well as research, statistical and other data.

It is not possible to place a dollar value on the special executions or on the research services received by Advisory Services from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisory Services to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, Advisory Services and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, consistent with internal policies the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisory Services will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Advisory Services are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisory Services, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled before February 1997 and on the 25th day of the month beginning with your February 1997 payment. If the 25th falls on a weekend or holiday, we will process the redemption on the prior business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share of each class as of the scheduled close of the NYSE generally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisory Services.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask prices is used. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of each class is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value of each class. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post October loss deferral) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

TAXES

Generally. The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Subject to the limitations discussed below, all or a portion of the income distributions paid by the Fund may be treated by corporate shareholders as qualifying dividends for purposes of the dividends-received deduction under federal income tax law. If the aggregate qualifying dividends received by the Fund (generally, dividends from U.S. domestic corporations, the stock in which is not debt-financed by the Fund and is held for at least a minimum holding period) is less than 100% of its distributable income, then the amount of the Fund's dividends paid to corporate shareholders which may be designated as eligible for such deduction will not exceed the aggregate qualifying dividends received by the Fund for the taxable year. The amount or percentage of income qualifying for the corporate dividends-received deduction will be provided by the Fund annually in a notice to shareholders mailed shortly after the end of the Fund's fiscal year.

Corporate shareholders should note that dividends paid by the Fund from sources other than the qualifying dividends it receives will not qualify for the dividend-received deduction. For example, any interest income and net short-term capital gain (in excess of any net long-term capital loss or capital loss carryover) included in investment company taxable income and distributed by the Fund as a dividend will not qualify for the dividends-received deduction. Corporate shareholders should also note that availability of the corporate dividends-received deduction is subject to certain restrictions. For example, the deduction is eliminated unless Fund shares have been held (or deemed held) for at least 46 days in a substantially unhedged manner. The dividends-received deduction may also be reduced to the extent interest paid or accrued by a corporate shareholder is directly attributable to its investment in Fund shares. The entire dividend, including the portion which is treated as a deduction, is includable in the tax base on which the federal alternative minimum tax is computed and may also result in a reduction in the your tax basis in its Fund shares, under certain circumstances, if the shares have been held for less than two years. Corporate shareholders whose investment in the Fund is "debt financed" for these tax purposes should consult with their tax advisors concerning the availability of the dividends-received deduction.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. The Fund intends as a matter of policy to declare such dividends, if any, in December and to pay these dividends in December or January to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between your basis in the shares and the amount received, subject to the rules described below. If such shares are a capital asset in your hands, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of the sales charge incurred in buying shares of the Fund will not be included in the federal tax basis of shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Group of Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the redemption or exchange of Fund shares.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

The Fund's Investments - Generally. The Fund's investment in options, futures and forward conversions, options on futures, stock indices, foreign currencies and securities, synthetic and enhanced convertible securities, structured notes, zero coupon/deferred interest securities and pay-in-kind bonds, and its participation in spread and straddle transactions, or actual or deemed short sales may be limited by the Code and may require the application of many complex and special tax rules.

Absent a tax election to the contrary, each Section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and timing of income distributed to you by the Fund.

Options and Related Tax Rules. When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses.

As a regulated investment company, the Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Fund's ability to engage in options and hedging transactions because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities, reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

Foreign Securities. The Fund may invest in foreign securities. These investments, if made, will have the following tax consequences.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses, and may affect the amount and timing of the Fund's income or loss from such transactions and in turn it distributions to you.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. Because the Fund intends to invest 50% or less of its total assets in securities of foreign corporations, it will not be entitled under the Code to pass-through to its shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by the Fund.

Conversion Transactions. Gain realized by the Fund from transactions that are deemed to constitute "conversion transactions" under the Code and which would otherwise produce capital gain may be recharacterized as ordinary income to the extent that such gain does not exceed an amount defined by the Code as the "applicable imputed income amount." A conversion transaction is any transaction in which substantially all of the Fund's expected return is attributable to the time value of the Fund's net investment in such transaction and any one of the following criteria are met: 1) there is an acquisition of property with a substantially contemporaneous agreement to sell the same or substantially identical property in the future; 2) the transaction is an applicable straddle;
3) the transaction was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but would be taxed as capital gain; or 4) the transaction is specified in Treasury regulations to be promulgated in the future. The applicable imputed income amount, which represents the deemed return on the conversion transaction based upon the time value of money, is computed using a yield equal to 120 percent of the applicable federal rate, reduced by any prior recharacterizations under this provision or Section 263(g) of the Code concerning capitalized carrying costs.

Zero Coupon and Pay-in-Kind Bonds. The Fund's investment in zero coupon or pay-in-kind bonds that provide for the payment of delayed interest may cause the Fund to recognize income and make distributions to shareholders prior to the receipt of cash payments on these obligations. These debt instruments are subject to special tax rules concerning the amount, character and timing of income required to be accrued by the Fund. The Fund may be required to accrue income for income tax purposes on these obligations and to distribute such income to shareholders even though the Fund is not currently receiving interest or principal payments on the obligations. In order to generate cash to satisfy distribution requirements, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

U.S. Government Securities. The Fund may also invest for temporary or defensive purposes in securities of the U.S. government and certain of its agencies or instrumentalities. Many states grant tax-free status to dividends paid to shareholders of regulated investment companies from interest earned by the fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in mortgage-backed securities and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. At the end of each calendar year, the Fund will provide you with the percentage of any dividends paid which may qualify for such tax-free treatment. You should then consult with your tax advisers with respect to the application of your state and local income tax laws to these distributions.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for each class of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors will not receive compensation from the Fund for acting as underwriter with respect to the Advisor Class shares.

HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance for the Advisor Class shares follows. For any period prior to January 1, 1997, the standardized performance quotations for Advisor Class will be calculated by substituting the performance of Class I for the relevant time period, and excluding the effect of the maximum sales charge and including the effect of Rule 12b-1 fees applicable to Class I. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over one-, five- and ten-year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees.

These rates of return will be calculated according to the SEC formula:

P(1+T)n = ERV

where:

P  = a hypothetical initial payment of $1,000

T  = average annual total return

n  = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods

Cumulative Total Return. The Fund may also quote the cumulative total return for each class, in addition to the average annual total return. These quotations are computed the same way, except the cumulative total return will be based on the actual return for each class for a specified period rather than on the average return over one-, five- and ten-year periods. The cumulative total return for Advisor Class shares for the period from March 11, 1996 (date of inception) through June 30, 1996 would have been 7.06%.

YIELD

Current Yield. Current yield of each class shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share of each class earned during a 30-day base period by the Net Asset Value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for Advisor Class shares for the 30-day period ended June 30, 1996 would have been 1.11%.

These rates of return will be calculated using the following SEC formula:

Yield = 2 [(a-b + 1)6 - 1]

 cd

where:

a  = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d  = the Net Asset Value per share on the last day of the period

CURRENT DISTRIBUTION RATE

Current yield which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders of a class. Amounts paid to shareholders are reflected in the quoted current distribution rate. For Advisor Class, the current distribution rate is usually computed by annualizing the dividends paid per share by the class during a certain period and dividing that amount by the current Net Asset Value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time. The current distribution rate for the 30 day period ended June 30, 1996 for the Advisor Class shares would have been 0.18%.

VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

For any period prior to January 1, 1997, sales literature about Advisor Class may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI by substituting the performance of Class I for the relevant time period and excluding the effect of the maximum sales charge and Rule 12b-1 fees applicable to Class I.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of each class' performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The NYSE composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Such advertisements and sales literature may also note that deeply discounted securities offer growth potential, but that finding these deeply discounted securities involves expensive and extensive research generally available only to large institutional investors and very affluent investors.

Advertisements or information may also compare the performance of Advisor Class to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $152 billion in assets under management for more than 4.2 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 121 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding Advisor Class shares.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisory Services - Franklin Advisory Services, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I, Class II and Advisor Class - The Fund offers three classes of shares, designated "Class I," "Class II" and "Advisor Class." The three classes have proportionate interests in the Fund's portfolio. Class I and Class II differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Advisor Class shares are purchased without a sales charge and do not have a Rule 12b-1 plan.

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

Exchange - New York Stock Exchange

Franklin Funds - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

Franklin Templeton Funds - The Franklin Funds and the Templeton Funds

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Mutual Series - Franklin Mutual Series Fund Inc., a member of the Franklin Group of Funds, formerly the Mutual Series Fund Inc. Each series of Mutual Series began offering three classes of shares on November 1, 1996; Class I, Class II and Advisor Class. All shares sold before that time are designated Advisor Class shares.

NASD - National Association of Securities Dealers, Inc.

NYSE - New York Stock Exchange.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Offering Price - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge, if applicable. The maximum front-end sales charge is 4.25% for Class I and 1% for Class II. Advisor Class shares have no front-end sales charge.

Prospectus - The prospectus for Advisor Class of the Fund dated January 1, 1997, as may be amended from time to time

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution which, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly-owned subsidiaries of Resources.

FINANCIAL STATEMENTS

These financial statements do not include information for Advisor Class as these shares were not publicly offered prior to the date of this SAI.


Financial Statements

These financial statements do not include information for Advisor Class as these shares were not publicly offered prior to the date of this SAI.



FRANKLIN VALUE INVESTORS TRUST

Statement of Investments in Securities and Net Assets, June 30, 1996 (unaudited)


  Shares     Franklin Value Fund

 $000,000    aCommon Stocks  87.5%
$0,000,000)   Banks & Thrifts  10.7%
    1,100    aAssociates First Capital Corp........................  $  41,388
    2,100     BankAtlantic Bancorp, Inc. - Class B.................     29,400
   12,100    aBank Plus Corp.......................................    105,875
   35,000    cChristiania Bank Og Kreditkasse (Norway).............     82,511
    2,000     Fidelity Financial of Ohio, Inc......................     20,000
    3,200     Financial Security Assurance Holdings Ltd............     87,600
    5,000    aGA Financial, Inc....................................     55,000
                                                                      ----------
                                                                       421,774
                                                                      ----------

          Food  5.2%
    5,000    Nash-Finch Co........................................      80,000
    1,000    Schultz Sav-o Stores, Inc............................      12,875
   12,000    Super Food Services, Inc.............................     114,000
                                                                      ----------
                                                                       206,875
                                                                      ----------
          Furniture & Homebuilders 5.1%
    7,400    aAmerican Woodmark Corp..............................      41,625
    5,400    aBeazer Homes USA, Inc...............................      86,400
    5,000     Ryland Group, Inc...................................      75,000
                                                                      ----------
                                                                       203,025
                                                                      ----------
          Industrial  7.7%
    9,000     Haskel International, Inc...........................      67,500
    5,600     Oil-Dri Corporation of America......................      83,300
    2,500     Rochester & Pittsburgh Coal Co......................      78,750
   12,500     United Industrial Corp..............................      76,563
                                                                      ----------
                                                                       306,113
                                                                      ----------
          Insurance-Life & Specialty  6.6%
    1,100     American National Insurance Co......................      71,500
    8,800     Presidential Life Corp..............................      91,300
    3,000     USLIFE Corp.........................................      98,625
                                                                      ----------
                                                                       261,425
                                                                      ----------
          Insurance-Property & Casualty  3.5%
    2,000    aPICOM Insurance Co..................................      50,000
    3,700     RLI Corp............................................      90,188
                                                                      ----------
                                                                       140,188
                                                                      ----------
          Manufacturing  11.5%
    8,000    aAmerican Pacific Corp...............................      50,000
    1,500    aCasTech Aluminum Group, Inc.........................      22,125
    1,750     Douglas & Lomason Co................................      24,938
   10,000     Ennis Business Forms................................     113,750
    3,100     Flexsteel Industries, Inc...........................      36,425
    6,000     Medex, Inc..........................................      77,250
    9,100     Oshkosh Truck Corp..................................     128,538
                                                                      ----------
                                                                       453,026
                                                                      ----------
          Miscellaneous  1.8%
    6,000    aAztar Corp..........................................      69,000
                                                                      ----------
          Real Estate  5.4%
    4,500    Rouse Co.............................................     116,438
    4,000    aU.S. Home Corp......................................      98,500
                                                                      ----------
                                                                       214,938
                                                                      ----------
          Retail  7.1%
   10,000    aAllou Health and Beauty, Inc........................   $  68,750
    8,000    aLittle Switzerland, Inc.............................      42,000
   10,700    aS & K Famous Brands, Inc............................     102,988
    4,000     Strawbridge & Clothier, Class A.....................      65,000
                                                                      ----------
                                                                       278,738
                                                                      ----------
          Technology 21.4%
    4,000     Adobe Systems, Inc..................................     143,500
   10,900    aAdvanced Logic Research, Inc........................      91,288
    4,600     Analysis & Technology, Inc..........................      63,250
    3,800    aCray Research, Inc..................................      91,675
    6,900    aESCO Electronics Corp...............................      78,488
    8,200     Health Images, Inc..................................      95,325
    7,700    aQuantum Corp........................................     112,613
    7,300    aSymantec Corp.......................................      91,250
   16,900    aVideo Lottery Technologies, Inc.....................      76,050
                                                                      ----------
                                                                       843,439
                                                                      ----------
          Utilities 1.5%
    7,500    aNiagara Mohawk Power Corp...........................      58,120
                                                                      ----------
          Total Long Term Investments (Cost $3,382,253)...........   3,456,661
                                                                      ----------

   Face
  Amount
---------
         bReceivables from Repurchase Agreement  13.3%
$522,768  Joint Repurchase Agreement, 5.439%, 07/01/96 (Maturity Value
           $ 525,418) (Cost $525,179) Chase Securities, Inc.,
            (Maturity Value $75,510 )
            Collateral: U.S. Treasury Notes, 5.375%, 11/30/97
           Daiwa Securities America, Inc., (Maturity Value $75,510)
            Collateral: U.S. Treasury Notes, 5.25% - 8.875%, 12/31/97 - 08/31/00
          Donaldson, Lufkin & Jenrette Securities Corp.,(Maturity Value $72,358)
            Collateral: U.S. Treasury Bills, 05/29/97
                        U.S. Treasury Notes, 5.125% - 6.75%, 07/31/97 - 07/31/00
          Fuji Securities, Inc., (Maturity Value $75,510)
            Collateral: U.S. Treasury Notes, 5.50% - 8.875%, 07/31/97 - 02/15/99
          Lehman Government Securities, Inc., (Maturity Value $75,510)
            Collateral: U.S. Treasury Notes, 5.625% - 11.75%, 09/30/99 -
             02/15/01
          SBC Capital Markets, Inc., (Maturity Value $75,510)
            Collateral: U.S. Treasury Notes, 5.75%, 09/30/97
          UBS Securities, Inc., (Maturity Value $75,510)
            Collateral: U.S. Treasury Notes, 6.50% - 8.875%,

             11/15/98 - 11/30/99................................................   525,179
                                                                                -----------
               Total Investments (Cost $3,907,432)  100.8%...................... 3,981,840
               Liabilities in Excess of Other Assets  (.8)%.....................   (32,157)
                                                                                -----------
               Net Assets  100.0%...............................................$3,949,683
                                                                                ===========

          At June 30, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $3,907,432 was as follows:
            Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost...................$  179,384
          Aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value...........................  (104,976)
                                                                                ------------
          Net unrealized appreciation...........................................$   74,408
                                                                                ============

aNon-income producing.

bFace amount for repurchase agreements is for the underlying collateral. See
Note 1( h ) regarding joint repurchase agreement.

cSecurities traded in foreign currency and valued in U.S. dollars.

   The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUE INVESTORS TRUST

Financial Statements

Statement of Assets and Liabilities
June 30, 1996 (unaudited)

                                                    Franklin
                                                   Value Fund
Assets:
 Investments in securities:
  At identified cost                               $3,382,253
                                                  ============
  At value                                          3,456,661
 Receivables from repurchase agreements,
 at value and cost                                    525,179
 Cash                                                 122,930
 Receivables:
  Dividends and interest                                3,333
  Capital shares sold                                  81,690
  Unamortized organization costs (Note 2)               2,798
                                                  ------------
      Total assets                                  4,192,591
                                                  ------------
Liabilities:
 Payables:
  Investment securities purchased                     237,219
  Distributions payable to shareholders                     8
  Management fees                                       1,882
  Distribution fees                                     1,741
  Shareholder servicing costs                              65
 Accrued expenses and other liabilities                 1,993
                                                  ------------
      Total liabilities                               242,908
                                                  ------------
Net assets, at value                               $3,949,683
                                                  ============
Net assets consist of:
 Undistributed net investment income                  $ 3,656
 Net unrealized appreciation on investments
 and translation of assets and liabilities
 denominated in foreign currencies                     74,408
 Undistributed net realized gains from investment
 and foreign currency transactions                      5,894
 Capital shares                                     3,865,725
                                                  ------------
Net assets, at value                               $3,949,683
                                                  ============
Shares outstanding                                    246,165
                                                  ============
Net asset value per share*                             $16.04
                                                  ============
Maximum offering price per share 100/95.5,
 of net asset value per share)                         $16.80
                                                  ============
Statement of Operations

for the period March 11, 1996 (effective date) to June 30, 1996 (unaudited)

                                                  Value Fund
                                                  ----------
Investment income:
 Dividends                                           $11,799
 Interest (Note 1)                                     6,918
                                                  -----------
      Total income                                    18,717
                                                  -----------
Expenses:
 Management fees (Note 6)                              5,001
 Distribution fees (Note 6)                            1,811
 Shareholder servicing costs (Note 6)                    182
 Reports to shareholders                                 270
 Custodian fees                                            6
 Professional fees                                     1,271
 Trustees' fees and expenses                               9
 Amortization of organization costs (Note 2)             202
 Other                                                 1,425
 Management fees waived by manager (Note 6)           (1,288)
                                                  -----------
      Total expenses                                   8,889
                                                  -----------
      Net investment income                            9,828
                                                  -----------
Realized and unrealized gain (loss) from
 investments and foreign currency:
  Net realized gain from investments                   5,939
  Net unrealized appreciation on:
   Investments                                        74,408
   Translation of assets and liabilities
 denominated in foreign currencies                       (45)
                                                  -----------
Net realized and unrealized gain from
 investments and foreign currencies                   80,302
                                                  -----------
Net increase in net assets resulting from operations $90,130
                                                  ===========
*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUE INVESTORS TRUST

Financial Statements

Statements of Changes in Net Assets

for the period March 11, 1996 (effective date) to June 30, 1996 (unaudited)

                                                                    Value Fund
                                                                 ---------------
                                                                  For the period
                                                                  ended 6/30/96
                                                                 ---------------
Increase in net assets:
 Operations:
  Net investment income............................................... $  9,828
  Net realized gain from investments and foreign currency transactions    5,894
  Net unrealized appreciation on investments and translation of assets
   and liabilities denominated in foreign currencies..................   74,408
                                                                      ----------
     Net increase in net assets resulting from operations............   90,130
Distributions to shareholders from:
 Undistributed net investment income..................................   (6,172)
Increase in net assets from capital share transactions (Note 3).......3,865,725
                                                                      ----------
      Net increase in net assets......................................3,949,683
Net assets:
 Beginning of period..................................................    --
                                                                      ----------
 End of period.......................................................$3,949,683
                                                                      ==========
Undistributed net investment income included in net assets:
 Beginning of period.................................................     --
                                                                      ==========
 End of period.......................................................$    3,656
                                                                      ==========
The accompanying notes are an integral part of these financial statements.


NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Trust (the Trust) is an open-end, non-diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The Trust currently consists of three separate and distinct portfolios. This report pertains only to the Franklin Value Fund (the Fund). The Fund issues a separate series of the Trust's shares and maintains a totally separate and distinct investment portfolio. The investment objective of the Fund is capital growth and income.

The Value Fund became effective March 11, 1996.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange. That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board.

The fair values of securities restricted as to resale are determined following procedures established by the Board.

b. Income Taxes:

The Fund intends to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Fund from income and excise taxes. The Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

e. Accounting Estimates:

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. Expense Allocation:

Common expenses incurred by the Trust are allocated to the Fund based on the ratio of net assets of the Fund to the combined net assets. In all other respects, expenses are charged to the Fund as incurred on a specific identification basis.

g. Foreign Currency Translation:

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade date and settlement dates on security transactions, the difference between the amounts of dividends and interest, and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

h. Repurchase Agreements:

The Fund may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Fund based on their pro-rata interest.

A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 1996, all outstanding repurchase agreements held by the Fund had been entered into on June 28, 1996.

2. UNAMORTIZED ORGANIZATION COSTS

The organization costs of the Fund are amortized on a straight-line basis over a period of five years from the effective date of registration under the Securities Act of 1933. In the event Franklin Resources, Inc. (Resources), which was the sole shareholder prior to the effective date of registration, redeems its shares within the five-year period, the pro-rata share of the then-unamortized deferred organization cost will be deducted from the redemption price paid to Resources. New investors purchasing shares of the Fund subsequent to that date bear such costs during the amortization period only as such charges are accrued daily against investment income.

3. TRUST SHARES

At June 30, 1996, there were an unlimited number of .01 par value shares of beneficial interest authorized. Transactions in each of the Fund's shares were as follows:

                                                                Value Fund
                                                              --------------
                                                             Shares    Amount
                                                             ------    ------

For the period March 11, 1996 (effective date) to June 30, 1996
 Shares sold...........................................    246,552   $3,871,760
 Shares issued in reinvestment of distributions........        330        5,332
 Shares redeemed.......................................       (717)     (11,367)

Net increase...........................................    246,165    3,865,725

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

For tax purposes, the aggregate cost of securities and unrealized appreciation of the Fund are the same as for financial reporting purposes at June 30, 1996.

5. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the period March 11, 1996 (effective date) to June 30, 1996, were as follows:

                                                                 Value Fund
                                                                 ----------
Purchases..............................................         $3,414,839

Sales..................................................         $   38,525

6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisory Services, Inc. (Advisory) provides investment advice, administrative services, office space and facilities to the Fund and receives fees computed daily on the net assets of the Fund as follows:

             Value Fund
         Annualized Fee Rate   Daily Net Assets
         -------------------   ----------------
               0.75%           First $500 million
               0.625%          Over $500 million, up to and including $1 billion
               0.50%           Over $1 billion

The terms of the management agreement provide that annual aggregate expenses of the Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which the Fund's shares are registered. For the four months ended June 30, 1996, the Fund's expenses did not exceed these limitations. However, Advisory agreed in advance to waive management fees for the Value Fund, as noted in the statement of operations, in an effort to minimize the Value Fund's expenses.

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Fund for the four months ended June 30, 1996, aggregated $182, all of which was paid to Investor Services.

c. Distribution Plans and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Value Fund reimburses Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to 0.35% per annum, of average daily net assets for costs incurred in the promotion,offering and marketing of the Fund's shares.

The Plans do not permit nor require payments of excess costs after termination.

In its capacity as underwriter for the shares of the Fund, Distributors receives commissions on sales of the Fund's shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund, and as such are not expenses of the Fund. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Fund's shares. Commissions received by Distributors, the amounts paid to other dealers, and any applicable contingent deferred sales charges for the four months ended June 30, 1996, were as follows:

                                                                      Value Fund
                                                                      ----------
Total commissions received........................................      $58,215

d. Other Affiliates and Related Party Transactions:

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisory, and Investor Services, all wholly-owned subsidiaries of Resources.

At June 30, 1996, Resources owned 27% of the Value Fund.

7. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout the period, are as follows:

                 Per Share Operating Performance      Ratios/Supplemental Data
                ________________________________      ________________________
                                                                                               Ratio of
                                                                                               Expenses
                                                                                               to Aver-
                                                                                               age Net     Ratio of
                                 Total  Distri-  Distri-                               Ratio    Assets     Net In-
          Net            Net      From  butions  butions          Net           Net     of    (before fee  vestment
         Asset    Net Realized & Invest-From Net  From           Asset         Assets  Expenses waiver and Income            Average
       Value at Invest-Unrealized  ment  Invest-Realized Total  Value at       at End  to Aver- expense    to Aver- Portfolio Com-
Period Beginning  ment   Gain on   Oper-  ment   Capital Distri- End of  Total of Period age Net reduction)age Net  Turnover mission
Ended  of Period Income Securities ations Income  Gains  butions Period Return*(in 000's)Assets  (Note 6)  Assets     Rate    Rate**
------------------------------------------------------------------------------------------------------------------------------------
Value Fund

19961  $15.00   $.045   $1.025    1.070   $(.03)    $--   $(.03)  $16.04  7.13%  $3,950  1.340%++  1.530%4  1.480%4  1.94%4   .0396

1For the period March 11, 1996 (effective date) to June 30, 1996.

4Annualized

++During the periods indicated, Advisory agreed in advance to waive all or a portion of its management fees and pay all or a portion of the other expenses of the Fund.

*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or contingent deferred sales charge, and assumes reinvestment of dividends and capital gains at net asset value.

**Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.



FRANKLIN VALUE FUND

Report of Independent Auditors

To the Shareholders and Board of Trustees of FRANKLIN VALUE INVESTORS TRUST:

We have audited the accompanying statement of assets and liabilities of Franklin Value Fund (one of the funds constituting the Franklin Value Investors Trust) as of March 4, 1996. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of cash held as of March 4, 1996 with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Franklin Value Fund as of March 4, 1996 in conformity with generally accepted accounting principles.

                                               COOPERS & LYBRAND L.L.P.

March 5, 1996
San Francisco, California



FRANKLIN VALUE FUND

Statement of Assets and Liabilities
March 4, 1996

Assets:
 Cash held by custodian........................................     $100,000
 Unamortized organization costs................................        3,000
                                                                     --------
      Total assets.............................................      103,000
                                                                     --------
Liabilities:
 Accrued expenses for organization costs.......................        3,000
                                                                     --------
Net assets.....................................................     $100,000
                                                                     ========
Shares of beneficial interest outstanding, $0.01
 par value, unlimited shares authorized........................        6,667
                                                                     ========
Net asset value per share......................................       $15.00
                                                                     ========
Computation of net asset value and offering price per share:
 Net asset value, and redemption price per  share ($100,000/6,667)    $15.00
                                                                     ========
 Maximum offering price (100/95.5 of $15.00)...................       $15.71
                                                                     ========

Note: Franklin Value Fund ("the Fund") is an open-end, non-diversified series of the Franklin Value Investors Trust, a management investment company registered under the Investment Company Act of 1940 and organized as a Massachusetts business trust on September 11, 1989. Organization expenses are being amortized over a five-year period from the effective date of its registration under the Securities Act of 1933. As part of its organization, the Fund has issued, in a private placement, 6,667 shares of beneficial interest to Franklin Resources, Inc. at $15.00 per share. These shares have been designated as "initial shares."



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